Exhibit 10.2

AMENDMENT NO. 6 TO THE     INTERCOMPANY AGREEMENT

This Amendment No. 6, entered into on June 29, 2017 and effective as of July 1, 2017, amends the Intercompany Agreement, dated as of December 22, 2010, as amended (the “Agreement”), by and between Voya Investment Management LLC (“VIM”) and Voya Retirement Insurance and Annuity Company (“VRIAC”).

WITNESSETH

WHEREAS, VIM conducts an asset management business through various companies that provides investment advice to and perform administrative services for certain U.S. registered investment companies (“Funds”), including Voya Investments, LLC (“VIL”), an investment adviser for certain Funds; and

WHEREAS, VRIAC is an insurance company which offers a variety of insurance products, including variable annuities and which also provides administrative services to various tax-advantaged plans and programs established under Section 401(a), 403(b), 457 or 408 of the Internal Revenue Code (“Code”), certain non-qualified deferred compensation arrangements, and to custodial accounts established under Code Sections 403(b)(7) or 408 (collectively “non-insurance customers”); and

WHEREAS, VIM pays and/or causes its subsidiaries to pay to VRIAC the amounts derived from applying the annual rates listed in Amended and Restated Schedule A against the average net assets invested in the funds by VRIAC non-insurance customers during the prior calendar month; and

WHEREAS, Schedule A is reviewed at least once each calendar quarter and may be modified at any time by mutual written consent; and

WHEREAS, the parties desire to amend and restate Schedule A.

NOW, THEREFORE, the parties agree as follows:

1.	Schedule A to the Agreement is deleted in its entirety and is replaced with the attached Amended and Restated Schedule A

2.	Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in the Agreement.

3.	The Amendment may be executed in several counterparts, each of which shall be an original, but all of which together will constitute one and the same instrument.

4.	In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be executed as of the day and year first above written.

VOYA INVESTMENT MANAGEMENT VOYA RETIREMENT INSURANCE
LLC AND ANNUITY COMPANY

By:_/s/Michael Bell________________     By:_/s/Elizabeth Schroeder____________

Name: Michael Bell________________     Name:_ Elizabeth Schroeder ___________

Title: _CFO Voya IM_______________     Title:__Vice President_________________

Amended Schedule A

This Schedule is effective as of July 1, 2017.

As described in Section 1 VRIAC shall be paid at the rates set forth immediately below. In the case of funds of funds, payments will apply to the shares of the fund of funds held directly at the rate specified and will also apply to shares of underlying funds held indirectly through the fund of funds at the rates specified for those underlying funds calculated in the same manner as if the underlying funds were held directly. No payments will be made with respect to assets in Class P2 Shares, Class R6 Shares or Class Z Shares of the funds.

Payments listed in Schedule A shall not be made for assets contained in the following retirement plans:
• Voya Insurance and Annuity Company "Equifund" Retirement Plan
• Voya Financial Savings Plan & ESOP
• The 401(k) Plan for Voya Retirement Insurance and Annuity Company Agents
• Voya Investment Management LLC 401(k) Profit Sharing Plan

Fund Type	Fund	Rate
3rd Party SA	VY Clarion Global Real Estate Portfolio	0.397%
3rd Party SA	VY Goldman Sachs Bond Portfolio	0.397%
3rd Party SA	Voya CBRE Global Infrastructure Fund	0.397%
3rd Party SA	Voya CBRE Long/Short Fund	0.397%
3rd Party SA	Voya Emerging Markets Equity Dividend Fund	0.397%
3rd Party SA	Voya Global Equity Dividend Fund	0.397%
3rd Party SA	Voya Global Real Estate Fund	0.397%
3rd Party SA	Voya Multi-Manager International Factors Fund	0.397%
3rd Party SA	Voya International Real Estate Fund	0.397%
3rd Party SA	Voya Multi-Manager Emerging Markets Equity Fund	0.397%
3rd Party SA	Voya Multi-Manager International Equity Fund	0.397%
3rd Party SA	Voya Multi-Manager Mid Cap Value Fund	0.397%
3rd Party SA	Voya Multi-Manager International Small Cap Fund	0.397%
3rd Party SA	Voya Real Estate Fund	0.397%

3rd Party SA	Voya Russia Fund	0.397%
Fund of Funds	Voya Global Multi-Asset Fund	0.20%
Fund of Funds	Voya Diversified International Fund	0.17%
Fund of Funds	Voya Global Perspectives Fund	0.20%
Fund of Funds	Voya Global Perspectives Portfolio	0.20%
Fund of Funds	Voya Global Target Payment Fund	0.30%
Fund of Funds	Voya Index Solution Portfolios	0.20%
Fund of Funds	Voya Retirement Portfolios	0.506%
Fund of Funds	Voya Target Retirement Funds	0.25%
Fund of Funds	Voya Solution Portfolios	0.32%
Fund of Funds	Voya Strategic Allocation Portfolios	0.25%
Pooled Inv Vehicle	Voya Emerging Markets Corporate Debt Fund	0.00%
Pooled Inv Vehicle	Voya Emerging Markets Hard Currency Debt Fund	0.00%
Pooled Inv Vehicle	Voya Emerging Markets Local Currency Debt Fund	0.00%
Pooled Inv Vehicle	Voya Securitized Credit Fund	0.00%
VIM Equity/Balanced	Voya Australia Index Portfolio	0.30%
VIM Equity/Balanced	Voya Balanced Portfolio	0.30%
VIM Equity/Balanced	Voya Corporate Leaders 100 Fund	0.30%
VIM Equity/Balanced	Voya Corporate Leaders Trust Fund Series B	0.30%
VIM Equity/Balanced	Voya Emerging Markets Index Portfolio	0.30%
VIM Equity/Balanced	Voya Euro STOXX 50 Index Portfolio	0.30%
VIM Equity/Balanced	Voya FTSE 100 Index Portfolio	0.30%
VIM Equity/Balanced	Voya Global Corporate Leaders 100 Fund	0.30%

VIM Equity/Balanced	Voya Global Equity Fund	0.30%
VIM Equity/Balanced	Voya Global Equity Portfolio	0.30%
VIM Equity/Balanced	Voya Global High Dividend Low Volatility Fund	0.30%
VIM Equity/Balanced	Voya Growth and Income Portfolio	0.30%
VIM Equity/Balanced	Voya Hang Seng Index Portfolio	0.30%
VIM Equity/Balanced	Voya Index Plus LargeCap Portfolio	0.30%
VIM Equity/Balanced	Voya Index Plus MidCap Portfolio	0.30%
VIM Equity/Balanced	Voya Index Plus SmallCap Portfolio	0.30%
VIM Equity/Balanced	Voya International Index Portfolio	0.30%
VIM Equity/Balanced	Voya Japan TOPIX Index® Portfolio	0.30%
VIM Equity/Balanced	Voya Large-Cap Growth Fund	0.30%
VIM Equity/Balanced	Voya Large Cap Growth Portfolio	0.30%
VIM Equity/Balanced	Voya Large Cap Value Fund	0.30%
VIM Equity/Balanced	Voya Large Cap Value Portfolio	0.00%
VIM Equity/Balanced	Voya Mid Cap Research Enhanced Index Fund	0.30%
VIM Equity/Balanced	Voya MidCap Opportunities Fund	0.30%
VIM Equity/Balanced	Voya MidCap Opportunities Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Large Cap Growth Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Large Cap Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Large Cap Value Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Mid Cap Growth Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Mid Cap Index Portfolio	0.30%
VIM Equity/Balanced	Voya Russell™ Small Cap Index Portfolio	0.30%

VIM Equity/Balanced	Voya Small Company Fund	0.30%
VIM Equity/Balanced	Voya Small Company Portfolio	0.30%
VIM Equity/Balanced	Voya SmallCap Opportunities Fund	0.30%
VIM Equity/Balanced	Voya SmallCap Opportunities Portfolio	0.30%
VIM Equity/Balanced	Voya SMID Cap Growth Fund	0.30%
VIM Equity/Balanced	Voya U.S. High Dividend Low Volatility Fund	0.30%
VIM Equity/Balanced	Voya U.S. Stock Index Portfolio	0.28%
VIM Fixed	Voya Diversified Emerging Markets Debt Fund	0.17%
VIM Fixed	Voya Floating Rate Fund	0.17%
VIM Fixed	Voya Global Bond Fund	0.17%
VIM Fixed	Voya Global Bond Portfolio	0.17%
VIM Fixed	Voya GNMA Income Fund	0.17%
VIM Fixed	Voya High Yield Bond Fund	0.17%
VIM Fixed	Voya High Yield Portfolio	0.17%
VIM Fixed	Voya Intermediate Bond Fund	0.17%
VIM Fixed	Voya Intermediate Bond Portfolio	0.17%
VIM Fixed	Voya Investment Grade Credit Fund	0.17%
VIM Fixed	Voya Limited Maturity Bond Portfolio	0.17%
VIM Fixed	Voya Government Liquid Assets Portfolio	0.17%
VIM Fixed	Voya Government Money Market Fund	0.17%
VIM Fixed	Voya Government Money Market Portfolio	0.17%
VIM Fixed	Voya Senior Income Fund	0.17%
VIM Fixed	Voya Short Term Bond Fund	0.17%

VIM Fixed	Voya Strategic Income Opportunities Fund	0.17%
VIM Fixed	Voya U.S. Bond Index Portfolio	0.323%
VIT Portfolios	Voya Multi-Manager Large Cap Core Portfolio	0.277%
VIT Portfolios	VY® BlackRock Inflation Protected Bond Portfolio	0.277%
VIT Portfolios	VY® Clarion Real Estate Portfolio	0.277%
VIT Portfolios	VY® FMR Diversified Mid Cap Portfolio	0.277%
VIT Portfolios	VY® Franklin Income Portfolio	0.277%
VIT Portfolios	VY® Invesco Growth and Income Portfolio	0.277%
VIT Portfolios	VY® JPMorgan Emerging Markets Equity Portfolio	0.277%
VIT Portfolios	VY® JPMorgan Small Cap Core Equity Portfolio	0.277%
VIT Portfolios	VY® Morgan Stanley Global Franchise Portfolio	0.277%
VIT Portfolios	VY® T. Rowe Price Capital Appreciation Portfolio	0.277%
VIT Portfolios	VY® T. Rowe Price Equity Income Portfolio	0.277%
VIT Portfolios	VY® T. Rowe Price International Stock Portfolio	0.277%
VIT Portfolios	VY® Templeton Global Growth Portfolio	0.277%
VPI Portfolios	VY® American Century Small-Mid Cap Value Portfolio	0.356%
VPI Portfolios	VY® Baron Growth Portfolio	0.356%
VPI Portfolios	VY® Columbia Contrarian Core Portfolio	0.356%
VPI Portfolios	VY® Columbia Small Cap Value II Portfolio	0.356%
VPI Portfolios	VY® Invesco Comstock Portfolio	0.356%
VPI Portfolios	VY® Invesco Equity and Income Portfolio	0.356%
VPI Portfolios	VY® JPMorgan Mid Cap Value Portfolio	0.356%
VPI Portfolios	VY® Oppenheimer Global Portfolio	0.356%

VPI Portfolios	VY® Pioneer High Yield Portfolio	0.356%
VPI Portfolios	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	0.356%
VPI Portfolios	VY® T. Rowe Price Growth Equity Portfolio	0.356%
VPI Portfolios	VY® Templeton Foreign Equity Portfolio	0.356%

For the fund of funds listed above, VIM will pay the amount stated in this Schedule A. VIM will not pay any amounts on assets in the underlying funds in these fund of funds.